              As Filed with the Securities and Exchange Commission
                               on November 7, 2001

                        Securities Act File No. 333-67890
                    Investment Company Act File No. 811-10471

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [x]
                        Pre-Effective Amendment No. 2                        [ ]
                        Post-Effective Amendment No.                         [ ]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [x]

                                 Amendment No. 2                             [ ]
                        (Check appropriate box or boxes)
               Credit Suisse Institutional Money Market Fund, Inc.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        466 Lexington Avenue
        New York, New York                                        10017-3147
-----------------------------------------                    -------------------
 (Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, including Area Code:               (212) 878-0600

                                Hal Liebes, Esq.
               Credit Suisse Institutional Money Market Fund, Inc.
               ---------------------------------------------------
                              466 Lexington Avenue
                          New York, New York 10017-3147
                    (Name and Address of Agent for Services)

                                    Copy to:
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

                  Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                  Title of Securities Being Registered: Common Stock, $.001 par value per share.

                  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, as amended (the "1933 Act"), or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                  Registrant hereby incorporates by reference the prospectuses of the Prime and Government Portfolios filed as part of Pre-Effective Amendment No. l filed as of October 30, 2001 (Accession No.0000950123-01-507670).

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 30, 2001


              CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC.

                                 PRIME PORTFOLIO

                              GOVERNMENT PORTFOLIO


                  This Statement of Additional Information provides information about the Credit Suisse Institutional Money Market Fund, Inc. (the "Fund"), relating to Class A, Class B and Class C shares of the Prime Portfolio and the Government Portfolio (each a "Portfolio") that supplements information that is contained in the prospectuses for the Prime Portfolio and Government Portfolio dated November 30, 2001, as each may be amended from time to time (the prospectus for the Prime Portfolio and the prospectus for the Government Portfolio are collectively, the "Prospectuses") and is incorporated by reference in its entirety into the Prospectuses.


                  This Statement of Additional Information is not itself a prospectus and no investment in shares of each of the Portfolios should be made solely upon the information contained herein. Copies of the Prospectuses and information regarding each Portfolio's current performance and the status of shareholder accounts may be obtained by writing or telephoning:


                        Credit Suisse Institutional Funds
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                 1-800-222-8977

                                    CONTENTS
                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVE ......................................................... 1
GENERAL ...................................................................... 1
     Price and Portfolio Maturity ............................................ 1
     Portfolio Quality and Diversification ................................... 1
INVESTMENT POLICIES .......................................................... 2
     Bank Obligations ........................................................ 2
     Variable Rate Master Demand Notes ....................................... 2
     Government Securities ................................................... 3
     When-Issued Securities .................................................. 3
     Repurchase Agreements ................................................... 4
     Reverse Repurchase Agreements and Borrowings ............................ 4
 OTHER INVESTMENT LIMITATIONS ................................................ 4
 PORTFOLIO VALUATION ......................................................... 6
 PORTFOLIO TRANSACTIONS AND TURNOVER ......................................... 6
 MANAGEMENT OF THE FUND ...................................................... 7
     Officers and Board of Directors ......................................... 7
     Estimated Directors' Compensation .......................................11
     Control Persons and Principal Holders of Securities .....................11
     Investment Adviser and Administrator ....................................12
     Custodian and Transfer Agent ............................................12
     Distribution and Shareholder Servicing ..................................13
     Organization of the Fund ................................................15
 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ..............................15
 ADDITIONAL INFORMATION CONCERNING TAXES .....................................17
     The Portfolios and Their Investments ....................................17
DETERMINATION OF YIELD .......................................................20
RATING OF THE PORTFOLIO ........................... ERROR! BOOKMARK NOT DEFINED.
INDEPENDENT ACCOUNTANTS AND COUNSEL ..........................................21
FINANCIAL STATEMENT ..........................................................21
APPENDIX ..................................................................... 1
     Description of Commercial Paper Ratings ................................. 1

                              INVESTMENT OBJECTIVE

                  The following information supplements the discussion of each Portfolio's investment objectives and policies in the Prospectuses. There are no assurances that either Portfolio will achieve its investment objective.

                  The investment objective of each Portfolio is to provide investors with high current income consistent with liquidity and stability of principal.

                  Unless otherwise indicated, each Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

                  The Portfolios are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

                                     GENERAL

                  Price and Portfolio Maturity. Each Portfolio invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the "SEC"), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by a Portfolio. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. Each Portfolio follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

                  Portfolio Quality and Diversification. Each Portfolio will limit its investments to securities that its Board determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Portfolio. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that a Portfolio acquires the security. Each Portfolio may purchase securities that are unrated at the time of purchase that the Portfolio's investment adviser (the "Adviser") deems to be of comparable quality to rated securities that the Portfolio may purchase. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch, Inc. ("Fitch"). A discussion of the ratings categories of the NRSROs is contained in the Appendix to this Statement of Additional Information.

                  Each Portfolio is subject to certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by the Adviser. These policies generally restrict each Portfolio from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. In accordance with Rule 2a-7, each Portfolio may invest up to 25% of its assets in the first tier securities of a single issuer for a period of up to three days.

                               INVESTMENT POLICIES

                  Bank Obligations. The Prime Portfolio may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Portfolio will invest in obligations of U.S. branches of foreign banks or foreign branches of United States banks only if the Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks.

                  Variable Rate Master Demand Notes. Each Portfolio may also purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, each Portfolio may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

                  Variable rate master demand notes held by each Portfolio may have maturities of more than thirteen months, provided: (i) the Portfolio is entitled to payment of principal and accrued interest upon not more than seven days' notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which may extend up to thirteen months. In determining the Portfolio's average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of thirteen months or less, each note will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand. In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service or when purchasing variable rate master demand notes, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition. In addition, when necessary to ensure that a note is of "high quality," the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.

                  In the event an issuer of a variable rate master demand note defaults on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. However, each Portfolio will invest in such instruments only where the Adviser believes that the risk of such loss is minimal. In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.

                  Government Securities. Government Securities in which each Portfolio may invest include Treasury Bills, Treasury Notes and Treasury Bonds; other obligations that are supported by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; obligations that are supported by the right of the issuer to borrow from the Treasury, such as securities of Federal Home Loan Banks; and obligations that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds. The Government Portfolio will invest at least 80% of its assets in Government Securities.

                  When-Issued Securities. Each Portfolio may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Each Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Portfolio expects that commitments to purchase when-issued securities will not exceed 15% of the value of its net assets absent unusual market conditions, and that a commitment by a Portfolio to purchase when-issued securities will generally not exceed 45 days. Each Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

                  When a Portfolio agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 15% of the value of its assets.

                  When a Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Repurchase Agreements. Each Portfolio may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Default by a seller, if the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, could expose a Portfolio to possible loss, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights thereto. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by a Portfolio's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.

                  Reverse Repurchase Agreements and Borrowings. Each Portfolio may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time a Portfolio enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

                          OTHER INVESTMENT LIMITATIONS

                  The investment limitations numbered 1 through 5 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Portfolio. Investment limitations 6 through 9 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time. If a percentage restriction (other than the percentage limitations set forth in No. l and No. 8) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of each Portfolio's assets will not constitute a violation of such restriction.

         Each Portfolio may not:

1. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of its assets at the time of such transactions constituting borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its assets at the time of such borrowing. Whenever borrowings exceed 5% of the value of its total assets, a Portfolio will not make any additional investments.

2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions or certificates of deposit, time deposits, savings deposits and bankers' acceptances of domestic branches of U.S. banks.

3. Make loans except that a Portfolio may lend portfolio securities, may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements.

4. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with such Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may purchase securities issued by companies that invest in real estate or interests therein.

6.       Write or sell puts, calls, straddles, spreads or combinations thereof.

7. Purchase securities on margin, make short sales of securities or maintain a short position.

8. Invest more than 10% of the value of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by a Portfolio, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days' notice prior to withdrawal shall be considered illiquid securities.

9.       Invest in oil, gas or mineral leases.

                               PORTFOLIO VALUATION

         Each Portfolio's securities are valued on the basis of amortized cost consistent with Rule 2a-7 under the 1940 Act. Under this method, each Portfolio values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount a Portfolio would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize each Portfolio's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which a Portfolio's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1 %, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from a Portfolio's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening a Portfolio's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Portfolio's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

         Credit Suisse Asset Management, LLC, the Portfolios' investment adviser ("CSAM"), is responsible for establishing, reviewing, and, where necessary, modifying each Portfolio's investment program to achieve its investment objective and will select specific portfolio investments and effect transactions for the Portfolios. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. CSAM seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, CSAM may, in its discretion, effect transactions in portfolio securities with dealers who provide the Portfolios with research advice or other services.

         Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Portfolios. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

         In no instance will portfolio securities be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies, except pursuant to an exemption received from the SEC. In addition, the Portfolios will not give preference to any institutions with whom the Fund, on behalf of each Portfolio, enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

         Each Portfolio does not intend to seek profits through short-term trading. Each Portfolio's annual portfolio turnover will be relatively high but its portfolio turnover is not expected to have a material effect on its net income. Each Portfolio's turnover is expected to be zero for regulatory reporting purposes.

                             MANAGEMENT OF THE FUND

         OFFICERS and Board of Directors

         The business and affairs of the Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under the Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

         The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (69)                      Director
40 Grosvenor Road                            Currently retired; Executive Vice
Short Hills, New Jersey 07078                President and Chief Financial
                                             Officer of Pan Am Corporation and
                                             Pan American World Airways, Inc.
                                             from 1988 to 1991; Director/Trustee
                                             of other CSAM-advised investment
                                             companies.

Jack W. Fritz (74)                           Director
2425 North Fish Creek Road                   Private investor; Consultant and
P.O. Box 1287                                Director of Fritz Broadcasting,
Wilson, Wyoming 83014                        Inc. and Fritz Communications
                                             (developers and operators of radio
                                             stations); Director/Trustee of
                                             other CSAM-advised investment
                                             companies.

Jeffrey E. Garten (54)                       Director
Box 208200                                   Dean of Yale School of Management
New Haven, Connecticut 06520-8200            and William S. Beinecke Professor
                                             in the Practice of International
                                             Trade and Finance; Undersecretary
                                             of Commerce for International Trade
                                             from November 1993 to October 1995;
                                             Professor at Columbia University
                                             from September 1992 to November
                                             1993; Director of Aetna, Inc.;
                                             Director/Trustee of other
                                             CSAM-advised investment companies.


Peter F. Krogh (64)                          Director
301 ICC                                      Dean Emeritus and Distinguished
Georgetown University                        Professor of International Affairs
Washington, DC 20057                         at the Edmund A. Walsh School of
                                             Foreign Service, Georgetown
                                             University; Moderator of PBS
                                             foreign affairs television series;
                                             Member of Board of The Carlisle
                                             Companies Inc. Member of Selection
                                             Committee for Truman Scholars and
                                             Henry Luce Scholars. Senior
                                             Associate of Center for Strategic
                                             and International Studies; Trustee
                                             of numerous world affairs
                                             organizations; Director/Trustee of
                                             other CSAM-advised investment
                                             companies.

James S. Pasman, Jr. (70)                    Director
29 The Trillium                              Currently retired; President and
Pittsburgh, Pennsylvania 15238               Chief Operating Officer of National
                                             InterGroup, Inc. from April 1989 to
                                             March 1991; Chairman of Permian Oil
                                             Co. from April 1989 to March 1991;
                                             Director of Education Management
                                             Corporation, Tyco International
                                             Ltd. (manufacturer and servicer of
                                             electrical and electronic
                                             components); Trustee of Deutsche
                                             VIT Funds; Director/Trustee of
                                             other CSAM-advised investment
                                             companies.

William W. Priest* (59)                      Director
12 East 49th Street                          Senior Partner and Fund Manager,
12th Floor                                   Steinberg Priest Capital Management
New York, New York 10017                     since March 2001; Chairman and
                                             Managing Director of CSAM from 2000
                                             to February 2001; Chief Executive
                                             Officer and Managing Director of
                                             CSAM from 1990 to 2000;
                                             Director/Trustee of other
                                             CSAM-advised investment companies.



Steven N. Rappaport (52)                     Director
40 East 52nd Street,                         President of Loanet, Inc. (on-line
New York, New York 10022                     accounting service) since 1997;
                                             Executive Vice President of Loanet,
                                             Inc. from 1994 to 1997; Director,
                                             President, North American
                                             Operations, and former Executive
                                             Vice President from 1992 to 1993 of
                                             Worldwide Operations of Metallurg
                                             Inc.; Executive Vice President,
                                             Telerate, Inc. from 1987 to 1992;
                                             Partner in the law firm of Hartman
                                             & Craven until 1987;
                                             Director/Trustee of other CSAM-
                                             advised investment companies.



James P. McCaughan* (47)                     Chairman of the Board
466 Lexington Avenue                         Chief Executive Officer and
New York, New York 10017-3147                Managing Director of CSAM;
                                             Associated with CSAM since 2000;
                                             President and Chief Operating
                                             Officer of Oppenheimer Capital from
                                             1998 to 1999; President and Chief
                                             Executive Officer of UBS Asset
                                             Management (New York) Inc. from
                                             1996 to 1998; Functional Advisor
                                             (Institutional Asset Management) of
                                             Union Bank of Switzerland from 1994
                                             to 1996; Officer of other
                                             CSAM-advised investment companies.


Hal Liebes, Esq. (36)                        Vice President and Secretary
466 Lexington Avenue                         Managing Director and General
New York, New York 10017-3147                Counsel of CSAM; Associated with
                                             Lehman Brothers, Inc. from 1996 to
                                             1997; Associated with CSAM from
                                             1995 to 1996; Associated with CS
                                             First Boston Investment Management
                                             from 1994 to 1995; Associated with
                                             Division of Enforcement, U.S.
                                             Securities and Exchange

* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

                                         Commission from 1991 to 1994;
                                         Officer of CSAMSI and other
                                         CSAM-advised investment companies.


Michael A. Pignataro (41)                Treasurer and Chief Financial Officer
466 Lexington Avenue                     Director and Director of Fund
New York, New York 10017-3147            Administration of CSAM; Associated
                                         with CSAM since 1984; Officer of
                                         other CSAM-advised investment
                                         companies.



Rocco A. DelGuercio (38)                 Assistant Treasurer
466 Lexington Avenue                     Vice President and Administrative
New York, New York 10017-3147            Officer of CSAM; Associated with
                                         CSAM since June 1996; Assistant
                                         Treasurer, Bankers Trust Corp. --
                                         Fund Administration from March 1994
                                         to June 1996; Mutual Fund
                                         Accounting Supervisor, Dreyfus
                                         Corporation from April 1987 to
                                         March 1994; Officer of other CSAM
                                         advised investment companies.


Stuart J. Cohen, Esq. (32)               Assistant Secretary
466 Lexington Avenue                     Vice President and Legal Counsel of
New York, New York 10017-3147            CSAM; Associated with CSAM since
                                         CSAM acquired the Fund's
                                         predecessor adviser in July 1999;
                                         with the predecessor adviser since
                                         1997; Associated with the law firm
                                         of Gordon Altman Butowsky Weitzen
                                         Shalov & Wein from 1995 to 1997;
                                         Officer of other CSAM-advised
                                         investment companies.


                                         Assistant Secretary

Gregory N. Bressler, Esq. (35)           Vice President and Legal Counsel of
466 Lexington Avenue                     CSAM since January 2000; Associated
New York, New York 10017-3147            with the law firm of Swidler Berlin

                                         Shereff Friedman LLP from 1996 to
                                         2000; Officer of other CSAM advised
                                         investment companies.


Joseph Parascondola (37)                 Assistant Treasurer
466 Lexington Avenue                     Assistant Vice President - Fund
New York, New York 10017-3147            Administration of CSAM since April
                                         2000; Assistant Vice President,
                                         Deutsche Asset Management from
                                         January 1999 to April 2000;
                                         Assistant Vice President, Weiss,
                                         Peck & Greer LLC from November 1995
                                         to December 1998; Officer of other
                                         CSAM-advised investment companies.

         No employee of CSAM, CSAMSI, PFPC Inc., the Fund's administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAMSI, PFPC or any of their affiliates receives the following annual and per-meeting fees:

                                        FEE FOR EACH BOARD             ANNUAL FEE AS AUDIT
          ANNUAL FEE AS DIRECTOR        MEETING ATTENDED               COMMITTEE MEMBER
          ----------------------        ----------------               ----------------
              $750                           $250                           $250*

* The Chairman of the Audit Committee receives $325 for serving on the Audit Committee.

         Each Director is reimbursed for expenses incurred in connection with his attendance at Board meetings.

                        Estimated Directors' Compensation

                                                   Total Compensation
                              Compensation         from all Investment
                                  from              Companies in Fund           Number of Funds in
 Name of Director               the Fund              Complex(l)                   Fund Complex
 ----------------               --------              ----------                   ------------
 William W. Priest (2)           None                  None                         [--------]
 Richard H. Francis             $2,250                $97,000                          41
 Jack W. Fritz                  $2,250                $90,500                          40
 Jeffrey E. Garten              $2,250                $90,000                          40
 Peter F. Krogh                 $2,250                $90,000                          40
 James S. Pasman, Jr.           $2,250                $112,300                         42
 Steven N. Rappaport            $2,400                $103,000                         41

(1) Mr. Priest has received compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

         Control Persons and Principal Holders of Securities

         Credit Suisse Asset Management International, an affiliate of CSAM, held all of the shares of the Portfolios on the date the Fund's Registration Statement became effective.

         Investment Adviser and Administrator

         CSAM, located at 466 Lexington Avenue, New York, New York 10017, serves as investment adviser to each Portfolio pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $[750.7] billion of global assets under management and employs approximately 63,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

         CSAM, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. CSAM makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of each Portfolio. CSAM also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment.

         For the services provided pursuant to the Advisory Agreement, CSAM is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% of the value of each Portfolio's average daily net assets. CSAM and the each Portfolio's administrator may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by each Portfolio.

         PFPC serves as administrator to each Portfolio pursuant to a separate written agreement. As administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for each Portfolio and assists in related aspects of each Portfolio's operations. As compensation, each Portfolio pays PFPC a fee calculated at an annual rate of .075% of each Portfolio's first $500 million in average daily net assets, .065% of the next $1 billion in average daily net assets, and .055% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

         Custodian and Transfer Agent

         State Street Bank and Trust Company ("State Street") acts as the custodian for each Portfolio pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Portfolio, (b) holds and transfers portfolio securities on account of the each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities, and (e) makes periodic reports to the Board of Directors concerning each Portfolio's operations. State Street is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of each Portfolio, provided that State Street remains responsible for the performance of all its duties under the Custodian Agreement and hold each Portfolio harmless from the negligent acts and omissions of any sub-custodian. For its services to each Portfolio under the Custodian Agreement, State Street receives a fee which is calculated based upon the average daily market value of each Portfolio's assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to each Portfolio.

         State Street has agreed to serve as each Portfolio's shareholder servicing, transfer and dividend disbursing agent pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of each Portfolio's shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts, and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to each Portfolio. State Street has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most shareholder servicing functions. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

         Distribution and Shareholder Servicing

         CSAMSI serves as the distributor of each Portfolio. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

         The Fund has adopted a Distribution Agreement (the "Distribution Agreement") and 12b-1 Plans for Class B shares and Class C shares of each Portfolio, to permit the Fund to compensate CSAMSI for activities associated with the distribution of the these shares.

         The Distribution Agreement and 12b-1 Plans for the Class B shares and Class C shares were initially approved by the Directors, including a majority of the non-interested Directors, on July 30, 2001, and by the sole shareholder of each Class on August 1, 2001. As approved, the Class B Plan currently provides that a service fee of .10% per year of the average daily net assets of the Class B shares of each Portfolio will be paid as compensation to CSAMSI. The Class C Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class C shares of each Portfolio will be paid as compensation to CSAMSI.

         With respect to sales of each Portfolio's Class B or Class C shares through a broker-dealer, financial intermediary or financial institution (each a "Service Organization"), CSAMSI pays the Service Organization an ongoing maintenance fee. The payments to the Service Organizations will continue to be paid for as long as the related assets remain in a Portfolio.

         In addition to the maintenance fee paid to Service Organizations, CSAMSI or its affiliates may from time to time pay additional compensation to financial representatives in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Portfolio. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Portfolio during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

         The 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Directors"). Any material amendment of the 12b-1 Plans would require the approval of the Board in the same manner. None of the 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of a Portfolio.

         Each Portfolio has authorized certain Service Organizations or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than each Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. Each Portfolio may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by a Portfolio in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if shares are purchased directly from a Portfolio. Service Organizations may also be reimbursed for marketing costs. Each Portfolio may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

         Organization of the Fund

         The Fund was incorporated on July , 2001 under the laws of the State of Maryland under the name of "Credit Suisse Institutional Money Market Fund, Inc." The Portfolios are the two portfolios of an open-end series investment company, the Fund, each of which has three classes of common stock outstanding; Class A, Class B, and Class C. Unless otherwise indicate, references to the "Fund" apply to each class of shares of the Fund. The Fund's charter authorizes the Board of Directors to issue 9 billion full and fractional shares of capital stock, par value $.001 per share of which 2 billion shares are designated "Class A Shares," 2 billion shares are designated "Class B Shares" and 2 billion shares are designated "Class C Shares."

         All shareholders of each Portfolio, upon liquidation will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

         Each Portfolio is a diversified, open-end management investment company.

         Investors in a Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Portfolio will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The offering price of a Portfolio's shares is equal to the per share net asset value of the relevant class of shares of the Portfolio.

         All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order which, in the case of purchases directly from the Fund, includes receipt of payment. As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder. The Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

         Class A shares of each Portfolio are sold directly to investors at a price equivalent to the net asset value.

         Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class B or C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class B or C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class B or C shares should be read in connection with such firms' material regarding their fees and services.

         Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Shares of each Portfolio may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following receipt in proper form by a Portfolio of the shares tendered for redemption.

         Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

         If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

         Each Portfolio, however, has elected to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the respective Portfolio at the beginning of the period.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Portfolio. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolios. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, both of which are subject to change.

         The Portfolios and Their Investments

         Each Portfolio intends to continue to qualify as a regulated investment company during each taxable year under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         As a regulated investment company, each Portfolio will not be subject to United States federal income tax on its investment company taxable income (i.e., income other than any excess of the Portfolio's net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) or on its net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder of such Portfolio on December 31 of such calendar year and to have been paid by the such Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.

         Each Portfolio intends to declare dividend distributions daily and pay them monthly. The Board will determine annually whether to distribute any net realized capital gains. Each Portfolio currently expects to distribute any such excess annually to its shareholders. However, if a Portfolio retains for investment an amount equal to all or a portion of its net realized capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, such Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

         The Code imposes a 4% nondeductible excise tax on each Portfolio to the extent that such Portfolio does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

         Although each Portfolio expects to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Portfolio's income which is treated as earned in any such state or locality could be subject to state and local tax. Any taxes paid by such Portfolio would reduce the amount of income and gains available for distribution to shareholders.

         If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, such Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest income. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio fails to qualify as a regulated investment company for a period greater than one taxable year, such Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

         Investors in the Prime Portfolio should be aware that it is possible that some portion of the Portfolio's income from investments in obligations of foreign banks could be subject to foreign income or withholding taxes.

         While neither Portfolio expects to realize net realized capital gains, any such realized gains will be distributed as described in the Prospectuses. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Portfolio's shares, and will be designated as capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. Gain or loss, if any, recognized on the sale or other disposition of shares of a Portfolio will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Portfolio before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share.

         A shareholder of a Portfolio receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

         Shareholders of each Portfolio will receive an annual statement as to the federal income tax status of his dividends and distributions from the Portfolio for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding year.

         If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to withholding, then the shareholder may be subject to a 30.5% (30% in 2002) "backup withholding" tax with respect to taxable dividends and distributions. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

             THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX
           CONSEQUENCES AFFECTING EACH PORTFOLIO AND ITS SHAREHOLDERS.
         SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH
            RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN
                           INVESTMENT IN A PORTFOLIO.

                             DETERMINATION OF YIELD

         From time to time, each Portfolio may quote its yield and effective yield, in advertisements or in reports and other communications to shareholders. Each Portfolio's seven-day yield is calculated by (i) determining the net change in the value of a hypothetical pre-existing account in a Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (ii) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (iii) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Each Portfolio's seven-day compound effective annualized yield will be calculated by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         Each Portfolio's yield will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses allocable to it. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, each Portfolio's yield will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. In comparing each Portfolio's yield with that of other money market funds, investors should give consideration to the quality and maturity of the portfolio securities of the respective funds.


                             RATING OF THE PORTFOLIOS


         Each Portfolio intends to obtain a rating from Standard & Poor's. Standard & Poor's money market fund ratings encompass an analysis of a Portfolio's investment guidelines, management, investment strategies, operational policies, and internal control. Combined with ongoing monitoring of the Portfolio, a money market fund rating serves as a current assessment of the fund's overall safety. A money market fund rating reflects Standard & Poor's opinion of the safety on invested principal based on an analysis of portfolio credit quality, market price exposure, and management. Credit quality incorporates the credit risk of securities and the counterparty risk of transaction-based investments, such as repurchase agreements (repos). Market price exposure relates to the potential for a decline in the market value of a money market fund's assets. Within this area, Standard & Poor's looks at weighted average maturity, liquidity, investment concentration, variable-rate securities, securities lending and reverse repos, shareholder composition, and net asset value (NAV) deviation procedures. And the analysis of management is based on a meeting with senior fund officials, and on public and nonpublic information.

         Once a Portfolio has been rated by Standard & Poor's, the rating is monitored on a weekly basis to ensure accurate and current ratings. Additionally, Standard & Poor's conducts annual management reviews for each rated fund to evaluate any changes that may have occurred in policy, philosophy, personnel, operations and controls. Standard & Poor's receives an annual fee for the rating and monitoring of money market funds.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2 Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statement that is incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

         Willkie Farr & Gallagher serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                               FINANCIAL STATEMENT


         Report of Independent Accountants



         To the Board of Directors and Shareholder of the Credit Suisse Institutional Money Market Fund, Inc., Prime Portfolio:



In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The Credit Suisse Institutional Money Market Fund, Inc., Prime Portfolio (the "Fund") at November 2, 2001 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.




PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 5, 2001



            STATEMENTS OF ASSETS AND LIABILITIES - NOVEMBER 2, 2001
--------------------------------------------------------------------------------
ASSETS
                            Cash                                       $100,000
                            Prepaid Offering Costs (1)                   95,384
                                                                       ---------
                                Total Assets                            195,384

LIABILITIES
                            Accrued Offering Costs (1)                   95,384
                                                                       ---------

NET ASSETS CONSIST OF:
                            Capital Stock, $0.001 par value            $    100
                            Paid-in Capital                              99,900
                                                                       ---------

Net Assets                                                             $100,000
                                                                       =========

CLASS A SHARES
                            Net Assets                                 $ 33,333
                            Shares Outstanding                           33,333
                            Net assets value                             $ 1.00
CLASS B SHARES
                            Net Assets                                 $ 33,333
                            Shares Outstanding                           33,333
                            Net assets value                             $ 1.00
CLASS C SHARES
                            Net Assets                                 $ 33,334

                            Shares Outstanding                           33,334
                            Net assets value                           $   1.00



       See notes to statement of Assets and Liabilities



         NOTES TO STATEMENTS OF ASSETS AND LIABILITIES



                  1. Organization:



                  Credit Suisse Institutional Money Market Fund, Inc. (the "Fund") was incorporated on August 17, 2001, under the laws of the State of Maryland. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment management company. The Fund is comprised of the Prime Portfolio and Government Portfolio.



                  The Fund's charter authorizes its Board of Directors to issue nine billion full and fractional shares of capital stock, $.001 par value per share.



                  The Prime Portfolio has not commenced operations except those related to organizational matters and the sale of 33,333 Class A, 33,333 Class B and 33,334 Class C Shares (the "Initial Shares") to Credit Suisse Asset Management, Inc., the Prime Portfolio's investment adviser (the "Advisor") on November 1, 2001. The Government Portfolio has not yet commenced operations.

                  2. Organization Costs, Offering Costs and Transactions with
Affiliates:



                  The Prime Portfolio will reimburse the Advisor for offering costs, in the amount of $95,384 that have been paid by the Advisor. Offering costs, including initial registration costs, have been deferred and will be charged to expense during the Prime Portfolio's first year of operations.



                  The Advisor paid an additional $48,000 in connection with the organization of the Prime Portfolio. The Prime Portfolio will not reimburse these fees.



                  Certain officers and a director of the Fund are also officers and a director of the Adviser. These officers and director are paid no fees by the Fund for serving as an officer or director of the Fund.

                                    APPENDIX


                  DESCRIPTION OF COMMERCIAL PAPER RATINGS

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  Short term obligations, including commercial paper, rated A1+ by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                  Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                                     PART C

                                OTHER INFORMATION


            Item 23. Exhibits

            a     Articles of Incorporation.(1)

            b     By-Laws.(1)


            c     Registrant's Forms of Stock Certificates.(2)



            d Form of Investment Advisory Agreement--Government Portfolio and the Prime Portfolio.(2)



            e Form of Distribution Agreement with Credit Suisse Asset Management Securities, Inc. ("CSAMSI").(2)


            f     Not applicable.

            g(1) Amendment to Custodian Agreement with State Street Bank and Trust Company dated April 26, 2001. ("State Street").(3)

             (2) Amendment to Custodian Agreement with State Street dated May 16, 2001.(3)

             (3) Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001.(3)


             (4)  Form of Letter Agreement with State Street.



            h(1) Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS").(4)


             (2) Form of Letter Agreement with BFDS relating to the Government Portfolio and the Prime Portfolio.(2)


----------
(1) Filed as part of Registrant's initial registration statement on August 17, 2001.

(2) Filed as part of Registrant's pre-effective Amendment No. 2, filed on October 30, 2001.

(3) Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

(4) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).

             (3)  Form of Administration Agreement with PFPC Inc. ("PFPC").(5)


            i(1) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.



             (2) Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Fund.



            j(1)  Consent of PricewaterhouseCoopers LLP.


             (2)  Powers of Attorney.(3)

            k     Not applicable.


            l Form of Purchase Agreement relating to the Government Portfolio and the Prime portfolio.(2)



            m(1)  Form of Class B Distribution plan.(2)



             (2)  Form of Class C Distribution plan.(2)



            n     Form of Rule 18f-3 Plan.(2)


            o     Not applicable.

            p     Not applicable.


Item 24.    Persons Controlled by or Under Common Control with Registrant

            From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC"), may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25.    Indemnification

            Registrant, officers and directors of CSAM, LLC, of Credit Suisse Asset Management Securities Inc. ("CSAM Securities") and of Registrant are covered by insurance


----------
(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Long-Short Market Neutral Fund, Inc., filed on November 2,1999 (Securities Act File No. 333-60687).

policies indemnifying them for liability incurred in connection with the operation of Registrant. These policies provide insurance for any "Wrongful Act" of an officer, director or trustee. Wrongful Act is defined as breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by an officer, director or trustee in connection with the operation of Registrant. Insurance coverage does not extend to (a) conflicts of interest or gain in fact any profit or advantage to which one is not legally entitled, (b) intentional non-compliance with any statute or regulation or (c) commission of dishonest, fraudulent acts or omissions. Insofar as it related to Registrant, the coverage is limited in amount and, in certain circumstances, is subject to a deductible.

            Under Article VIII of the Articles of Incorporation (the "Articles"), the Directors and officers of Registrant shall not have any liability to Registrant or its stockholders for money damages, to the fullest extent permitted by Maryland law. This limitation on liability applies to events occurring at the time a person serves as a Director or officer of Registrant whether or not such person is a Director or officer at the time of any proceeding in which liability is asserted. No provision of Article VIII shall protect or purport to protect any Director or officer of Registrant against any liability to Registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Registrant shall indemnify and advance expenses to its currently acting and its former Director to the fullest extent that indemnification of Directors and advancement of expenses to Directors is permitted by the Maryland General Corporation Law.

            Registrant shall indemnify and advance expenses to its officers to the same extent as its Directors and to such further extent as is consistent with such law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

            Article V of the By-Laws further limits the liability of the Directors by providing that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of Registrant, or is or was serving while a director or officer of Registrant at the request of Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the Maryland General Corporation Law, the 1993 Act and the 1940 Act, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any act, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Item 26. Business and Other Connections of Investment Adviser

            CSAM, LLC acts as investment adviser to Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).

      Item 27. Principal Underwriter

            (a) CSAM Securities acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional International Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Warburg Pincus Capital Funds; Credit Suisse Warburg Pincus Opportunity Funds; Credit Suisse Warburg Pincus Select Funds; Credit Suisse Warburg Pincus Global Financial Services Fund; Credit Suisse Warburg Pincus Global New Technologies Fund, Credit Suisse Warburg Pincus Technology Index Fund; Credit Suisse Warburg Pincus Growth Fund; Credit Suisse Warburg Pincus Balanced Fund; Credit Suisse Warburg Pincus Capital Appreciation Fund; Credit Suisse Warburg Pincus Cash Reserve Fund; Credit Suisse Warburg Pincus Central & Eastern Europe Fund; Credit Suisse Warburg Pincus Emerging Growth Fund; Credit Suisse Warburg Pincus Emerging Markets Fund; Credit Suisse Warburg Pincus European Equity Fund; Credit Suisse Warburg Pincus Fixed Income Fund; Credit Suisse Warburg Pincus Focus Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Warburg Pincus Global Health Sciences Fund; Credit Suisse Warburg Pincus Global Post-Venture Capital Fund; Credit Suisse Warburg Pincus Global Telecommunications Fund; Credit Suisse Warburg Pincus Intermediate Maturity Government Fund; Credit Suisse Warburg Pincus International Equity Fund; Credit Suisse Warburg Pincus International Small Company Fund; Credit Suisse Institutional Services Fund; Credit Suisse Warburg Pincus Japan Growth Fund; Credit Suisse Warburg Pincus Japan Small Company Fund; Credit Suisse Warburg Pincus Long-Short Market Neutral Fund; Credit Suisse Warburg Pincus Major Foreign Markets Fund; Credit Suisse Warburg Pincus Municipal Bond Fund; Credit Suisse Warburg Pincus New York Intermediate Municipal Fund; Credit Suisse Warburg Pincus New York Tax Exempt Fund; Credit Suisse Warburg Pincus Small Company Fund; Credit Suisse Warburg Pincus Small Company Growth Fund; Credit Suisse

      Warburg Pincus Small Company Value II Fund; Credit Suisse Warburg Pincus Trust; Credit Suisse Warburg Pincus Trust II; Credit Suisse Warburg Pincus Value II Fund; Credit Suisse Warburg Pincus WorldPerks Money Market Fund and Credit Suisse Warburg Pincus WorldPerks Tax Free Money Market Fund.

            (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

            (c)   None.

Item 28.    Location of Accounts and Records

            (1) Credit Suisse Institutional Money Market Fund, Inc.
                466 Lexington Avenue
                New York, New York 10017-3147
                (Fund's articles of incorporation, by-laws and minute books)

            (2) Credit Suisse Asset Management Securities, Inc.
                466 Lexington Avenue
                New York, New York 10017-3147
                (records relating to its functions as distributor)

            (3) PFPC Inc.
                400 Bellevue Parkway
                Wilmington, Delaware 19809
                (records relating to its functions as administrator)

            (4) Credit Suisse Asset Management, LLC
                466 Lexington Avenue
                New York, New York 10017-3147
                (records relating to its functions as investment adviser)

            (5) State Street Bank and Trust Co.
                225 Franklin Street
                Boston, Massachusetts 02110
                (records relating to its functions as custodian)

            (6) Boston Financial Data Services, Inc.
                2 Heritage Drive
                North Quincy, Massachusetts 02177
                (records relating to its functions as transfer agent and dividend disbursing agent).

Item 29.    Management Services

            Not applicable.

Item 30.    Undertakings

            Not applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 7th day of November, 2001.


                                        CREDIT SUISSE INSTITUTIONAL MONEY
                                        MARKET FUND, INC.

                                    By: /s/ James P. McCaughan
                                        ----------------------
                                        James P. McCaughan
                                        Chairman (Chief Executive Officer)

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


Signature                                            Title                          Date
---------                                            -----                          ----
/s/ William W. Priest*                    Director                            November 7, 2001
-------------------------
    William W. Priest

/s/ James P. McCaughan                    Chairman (Chief Executive           November 7, 2001
-------------------------                 Officer)
    James P. McCaughan

/s/ Michael A. Pignataro                  Treasurer and Chief Financial       November 7, 2001
-------------------------                 Officer
    Michael A. Pignataro


/s/ Richard H. Francis*                   Director                            November 7, 2001
-------------------------
    Richard H. Francis

/s/ Jack W. Fritz*                        Director                            November 7, 2001
-------------------------
    Jack W. Fritz

/s/ Jeffrey E. Garten                     Director                            November 7, 2001
-------------------------
    Jeffrey E. Garten

/s/ James S. Pasman, Jr.*                 Director                            November 7, 2001
-------------------------
    James S. Pasman, Jr.

/s/ Steven N. Rappaport*                  Director                            November 7, 2001
-------------------------
    Steven N. Rappaport

/s/ Peter F. Krogh                        Director                            November 7, 2001
-------------------------
    Peter F. Krogh

*By: /s/ Michael A. Pignataro                                                 November 7, 2001
     -----------------------
     Michael A. Pignataro as Attorney-in-Fact

                                INDEX TO EXHIBITS


Exhibit No.             Description of Exhibit
-----------             ----------------------
i (1)                   Opinion and Consent of Willkie Farr & Gallagher, counsel
                        to the Fund.
  (2)                   Opinion and Consent of Venable, Baetjer and Howard, LLP,
                        Maryland Counsel to the Fund.
j (1)                   Consent of PricewaterhouseCoopers LLP